Exhibit 99.2

   The New York Times Company Reports Growth in September Revenues

    NEW YORK--(BUSINESS WIRE)--Oct. 23, 2007--The New York Times Company announced today that in September total Company revenues from continuing operations increased 5.0% compared with the same month a year ago. Advertising revenues grew 5.5% and circulation revenues rose 4.1%. Advertising revenues for the News Media Group benefited from strong growth in national advertising, which rose 18.9%, and included gains in both print and online advertising. The About Group again posted strong advertising gains in the month, up 39.1%.

    All comparisons are for September 2007 to September 2006 unless otherwise noted:

    News Media Group: Advertising revenues for the News Media Group increased 4.3%.



    The New York Times Media Group - Advertising revenues for The New York Times Media Group increased 11.3%. National advertising revenues rose due to growth in studio entertainment, financial services, international fashion, education and hotel advertising. Retail advertising revenues decreased mainly due to softness in department store, national chain store and home furnishing store advertising. Classified advertising revenues decreased because of weakness in real estate and automotive advertising.

    New England Media Group - Advertising revenues for the New England Media Group decreased 3.8%. National advertising revenues increased as growth in banking and studio entertainment advertising offset softer financial services, education and telecommunications advertising. Retail advertising revenues decreased primarily due to weakness in the department store, food/drug, computer/office supply and apparel/footwear categories. Classified advertising revenues decreased because of softness in help-wanted, real estate and automotive advertising.

    Regional Media Group - Advertising revenues for the Regional Media Group decreased 12.2%. Retail advertising revenues were down mainly because of decreases in home furnishing, home improvement, department store and telecommunications advertising. Classified advertising revenues decreased due to continued weakness in real estate, help-wanted and automotive advertising.


    Overall classified advertising revenues were affected by lower real estate classified advertising. The News Media Group's real estate advertising declined 14.8% in the month, in part due to a nationwide slowdown in real estate. Excluding the real estate category, advertising revenues for the News Media Group would have increased 6.7%. Approximately two-thirds of the Regional Media Group's advertising revenues come from its Florida and California properties, which have been experiencing particular softness in real estate advertising.

    Internet advertising revenues included in the News Media Group rose 23.3% in September due to growth in both display and classified advertising.

    Circulation revenues for the News Media Group grew 4.1% in September. Revenues were up at The New York Times and Regional Media Groups, and declined at the New England Media Group. In July 2007 The New York Times raised its newsstand and home-delivery prices.

    Last month the Company announced that the content previously available through TimesSelect - including online access to 23 news and opinion columnists, personalization tools and access to the Times archives back to 1987 - would be available free of charge beginning Sept. 19.

    About Group - Advertising revenues at the About Group (which includes the Web sites of About.com, ConsumerSearch.com, UCompareHealthCare.com and Calorie-Count.com) rose 39.1%. September's growth was principally due to increases in both display and cost-per-click advertising. Display advertising increased primarily because of strength in the Internet, financial services and retail categories. In addition, advertising revenues reflect the acquisitions of ConsumerSearch.com in May 2007 and UCompareHealthCare.com in March 2007. Excluding these acquisitions, advertising revenues increased 29% in the month.

    In addition, The New York Times Company had the 10th largest presence on the Web, with 44.2 million unique visitors in the United States according to Nielsen//NetRatings, up approximately 12% from
39.4 million unique visitors in September 2006. Also according to Nielsen//NetRatings, NYTimes.com had 14.7 million unique visitors and was the No. 1 newspaper Web site in the United States, a position it has long held.

    The New York Times Company (NYSE: NYT), a leading media company with 2006 revenues of $3.3 billion, includes The New York Times, the International Herald Tribune, The Boston Globe, 15 other daily newspapers, WQXR-FM and more than 30 Web sites, including NYTimes.com, Boston.com and About.com. The Company's core purpose is to enhance society by creating, collecting and distributing high-quality news, information and entertainment.

    This press release can be downloaded from www.nytco.com



                      THE NEW YORK TIMES COMPANY
                   2007 TOTAL COMPANY REVENUES (a)
                              ($ 000's)

----------------------------------------------------------------------

                        September                 Year to Date
                 -----------------------------------------------------
                                     %                            %
                   2007     2006   Change    2007       2006    Change
                 -------- -------- ------ ---------- ---------- ------
Advertising
 Revenues
  News Media
    National      $94,102  $79,116  +18.9   $662,056   $644,659   +2.7
    Retail         34,748   38,893  -10.7    314,180    337,452   -6.9
    Classified     39,960   43,962   -9.1    387,735    446,228  -13.1
    Other Ad
     Revenue        5,176    4,830   +7.2     46,237     46,069   +0.4
                 -------- -------- ------ ---------- ---------- ------
  Total News
   Media Group    173,986  166,802   +4.3  1,410,208  1,474,408   -4.4

  About Group(b)    7,878    5,663  +39.1     68,216     53,196  +28.2
                 -------- -------- ------ ---------- ---------- ------

Total Ad
 Revenues from
 Continuing
 Operations       181,864  172,464   +5.5  1,478,425  1,527,604   -3.2

Circulation
 Revenues          70,554   67,779   +4.1    664,538    654,993   +1.5
Other
 Revenues(c)       21,115   20,189   +4.6    186,359    175,822   +6.0
                 -------- -------- ------ ---------- ---------- ------

Total Company
 Revenues from
 Continuing
 Operations      $273,534 $260,432   +5.0 $2,329,322 $2,358,419   -1.2
                 ======== ======== ====== ========== ========== ======

Discontinued
 Operations:
 Broadcast Media
 Group (d)              0   13,023    N/A     46,702    107,542    N/A

----------------------------------------------------------------------

(a) Numbers may not add due to rounding.

(b) Includes the Web sites of About.com, ConsumerSearch.com,
 UCompareHealthCare.com and Calorie-Count.com.

(c) Primarily includes revenues from wholesale delivery operations, news services/syndication, digital archives, TimesSelect, Baseline Studio Systems, rental income and commercial printing.

(d) On May 7, 2007, the Company sold the Broadcast Media Group, consisting of nine network-affiliated television stations, their related Web sites and the digital operating center, for approximately $575 million.




                      THE NEW YORK TIMES COMPANY
                   2007 TOTAL COMPANY REVENUES (a)
                              ($ 000's)

----------------------------------------------------------------------

                                                   Third Quarter
                                              ------------------------
                                                                  %
                                                2007     2006   Change
                                              -------- -------- ------
Advertising Revenues
  News Media
    National                                  $212,910 $192,002  +10.9
    Retail                                      97,191  104,874   -7.3
    Classified                                 117,157  136,890  -14.4
    Other Ad Revenue                            14,423   14,250   +1.2
                                              -------- -------- ------
  Total News Media Group                       441,681  448,015   -1.4

  About Group(b)                                23,362   17,461  +33.8
                                              -------- -------- ------

Total Ad Revenues from Continuing Operations   465,043  465,476   -0.1

Circulation Revenues                           223,420  215,007   +3.9
Other Revenues(c)                               65,896   59,103  +11.5
                                              -------- -------- ------

Total Company Revenues from Continuing
 Operations                                   $754,359 $739,586   +2.0
                                              ======== ======== ======

Discontinued Operations: Broadcast Media
 Group (d)                                           0   36,476    N/A

----------------------------------------------------------------------

(a) Numbers may not add due to rounding.

(b) Includes the Web sites of About.com, ConsumerSearch.com,
 UCompareHealthCare.com and Calorie-Count.com.

(c) Primarily includes revenues from wholesale delivery operations, news services/syndication, digital archives, TimesSelect, Baseline Studio Systems, rental income and commercial printing.

(d) On May 7, 2007, the Company sold the Broadcast Media Group, consisting of nine network-affiliated television stations, their related Web sites and the digital operating center, for approximately $575 million.




                      THE NEW YORK TIMES COMPANY
                    2007 ADVERTISING REVENUES (a)
                              ($ 000's)

----------------------------------------------------------------------

                        September                 Year to Date
                 -----------------------------------------------------
                                     %                            %
                   2007     2006   Change    2007       2006    Change
                 -------- -------- ------ ---------- ---------- ------
News Media Group
  New York Times
   Media Group   $116,753 $104,853  +11.3   $867,774   $885,509   -2.0
  New England
   Media Group     32,577   33,854   -3.8    289,414    307,569   -5.9
  Regional Media
   Group           24,657   28,095  -12.2    253,020    281,330  -10.1
                 -------- -------- ------ ---------- ---------- ------

Total News Media
 Group            173,986  166,802   +4.3  1,410,208  1,474,408   -4.4

About Group (b)     7,878    5,663  +39.1     68,216     53,196  +28.2
                 -------- -------- ------ ---------- ---------- ------

Total Ad
 Revenues from
 Continuing
 Operations      $181,864 $172,464   +5.5 $1,478,425 $1,527,604   -3.2
                 ======== ======== ====== ========== ========== ======

Discontinued
 Operations:
 Broadcast Media
 Group (c)              0   12,724    N/A     45,745    105,669    N/A


----------------------------------------------------------------------

(a) Numbers may not add due to rounding.

(b) Includes the Web sites of About.com, ConsumerSearch.com,
 UCompareHealthCare.com and Calorie-Count.com.

(c) On May 7, 2007, the Company sold the Broadcast Media Group, consisting of nine network-affiliated television stations, their related Web sites and the digital operating center, for approximately $575 million.




                      THE NEW YORK TIMES COMPANY
                    2007 ADVERTISING REVENUES (a)
                              ($ 000's)

----------------------------------------------------------------------

                                                   Third Quarter
                                              ------------------------
                                                                  %
                                                2007     2006   Change
                                              -------- -------- ------
News Media Group
  New York Times Media Group                  $271,234 $261,653   +3.7
  New England Media Group                       91,838   97,424   -5.7
  Regional Media Group                          78,609   88,938  -11.6
                                              -------- -------- ------

Total News Media Group                         441,681  448,015   -1.4

About Group (b)                                 23,362   17,461  +33.8
                                              -------- -------- ------

Total Ad Revenues from Continuing Operations  $465,043 $465,476   -0.1
                                              ======== ======== ======

Discontinued Operations: Broadcast Media
 Group (c)                                           0   35,807    N/A


----------------------------------------------------------------------

(a) Numbers may not add due to rounding.

(b) Includes the Web sites of About.com, ConsumerSearch.com,
 UCompareHealthCare.com and Calorie-Count.com.

(c) On May 7, 2007, the Company sold the Broadcast Media Group, consisting of nine network-affiliated television stations, their related Web sites and the digital operating center, for approximately $575 million.




                      THE NEW YORK TIMES COMPANY
                  2007 NEWS MEDIA AD REVENUE GROWTH
                        BY CLASSIFIED CATEGORY


----------------------------------------------------------------------
                                    % Change     % Change   % Change
                                    Sept. '07     Q3 '07     YTD '07
                                  vs. Sept. '06 vs. Q3 '06 vs. YTD '06
                                  ------------------------------------

Help Wanted                               -10.7      -15.2       -12.0
Real Estate                               -14.8      -20.8       -18.4
Automotive                                -15.4      -16.7       -16.9
Other                                     +29.0      +14.7       +10.0
                                  ------------------------------------
Total                                      -9.1      -14.4       -13.1
----------------------------------------------------------------------




                      THE NEW YORK TIMES COMPANY
                  2007 PRINT ADVERTISING VOLUME (a)
       (Inches in thousands, Preprints in thousands of copies)

----------------------------------------------------------------------

                           September               Year to Date
----------------------------------------------------------------------
                                       %                          %
                      2007    2006   Change   2007      2006    Change
                     ------- ------- ------ --------- --------- ------
National               209.6   190.6   +9.9   1,567.9   1,663.0   -5.7
Retail                 422.8   486.3  -13.1   4,202.8   4,543.2   -7.5
Classified             558.7   724.3  -22.9   6,127.4   7,210.2  -15.0
                     ------- ------- ------ --------- --------- ------
Total ROP            1,191.0 1,401.3  -15.0  11,898.2  13,416.4  -11.3
                     ------- ------- ------ --------- --------- ------
Part Run/ Zoned        139.3   151.7   -8.2   1,250.9   1,458.5  -14.2
                     ------- ------- ------ --------- --------- ------

Total                1,330.3 1,553.0  -14.3  13,149.0  14,875.0  -11.6
                     ======= ======= ====== ========= ========= ======

Preprints            201,940 218,454   -7.6 1,994,956 2,060,764   -3.2

----------------------------------------------------------------------
(a) Advertising volume is based on preliminary internal data, which may be updated in subsequent reports and may not be indicative of advertising revenue or operating profit. Numbers may not add due to rounding.




                      THE NEW YORK TIMES COMPANY
                  2007 PRINT ADVERTISING VOLUME (a)
       (Inches in thousands, Preprints in thousands of copies)

----------------------------------------------------------------------
                                                    Third Quarter
----------------------------------------------------------------------
                                                                  %
                                                 2007    2006   Change
                                                ------- ------- ------
National                                          495.3   497.0   -0.3
Retail                                          1,314.2 1,446.0   -9.1
Classified                                      1,795.6 2,350.4  -23.6
                                                ------- ------- ------
Total ROP                                       3,605.1 4,293.4  -16.0
                                                ------- ------- ------
Part Run/ Zoned                                   386.9   442.7  -12.6
                                                ------- ------- ------

Total                                           3,992.0 4,736.2  -15.7
                                                ======= ======= ======

Preprints                                       641,558 657,709   -2.5

----------------------------------------------------------------------
(a) Advertising volume is based on preliminary internal data, which may be updated in subsequent reports and may not be indicative of advertising revenue or operating profit. Numbers may not add due to rounding.


    CONTACT: The New York Times Company
             Catherine J. Mathis, 212-556-1981
             mathis@nytimes.com
             or
             Paula Schwartz, 212-556-5224
             paula.schwartz@nytimes.com